Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES THIRD QUARTER 2011 RESULTS

Westlake Village, CA - November 2, 2011 - ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the third quarter ended September 30, 2011. Highlights from the third quarter of 2011 results include:

•	Revenue of $136.0 million, up 27 percent from the third quarter of 2010 (Q3 2010);

•	Adjusted-EBITDA[1] of $40.0 million, up 29 percent from Q3 2010;

•	Adjusted-EBITDA margin of 29.4 percent versus 29.1 percent in Q3 2010; and

•	GAAP net income of $0.47 per diluted share versus $0.44 in Q3 2010.

"We delivered strong organic growth and profitability in the quarter, while strengthening our display capabilities and direct advertiser relationships with the Dotomi acquisition," said Jim Zarley, chief executive officer of ValueClick. "The organic initiatives and acquisitions we completed over the last twelve months provide us with a unique set of capabilities at scale, and I am optimistic that we can leverage these competitive strengths to drive strong, sustainable growth and meaningful profitability going forward."

Non-GAAP net income, which excludes stock-based compensation and amortization of intangible assets was $44.4 million, or $0.55 per diluted common share for the third quarter of 2011. A table reconciling GAAP net income to non-GAAP diluted net income per common share is included in this press release.

The Company recorded favorable tax adjustments of approximately $19 million in the third quarter of 2011. Assuming the normalized 38 percent effective tax rate included in the Company's previously-issued guidance, net income would have been $18.4 million, or $0.23 per diluted common share.

The consolidated balance sheet as of September 30, 2011 included approximately $98.7 million in cash and cash equivalents, and $145.0 million in total debt associated with the August 31 acquisition of Dotomi.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation expenses, and acquisition-related costs. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Dotomi Acquisition Closed
On August 31, ValueClick acquired all of the outstanding equity interest in Dotomi for upfront consideration consisting of: (a) 7.1 million shares of ValueClick common stock; (b) the assumption of 0.5 million fully vested stock options; and (c) $148 million in cash (net of cash acquired). In addition, ValueClick assumed 0.4 million shares of unvested restricted stock which will vest over a one-year period and 0.5 million unvested stock options which will vest over a period ranging from one to three years.

A portion of the acquisition was funded by the Company's Amended and Restated Credit Agreement, as described in the Company's Form 8-K filed with the Securities and Exchange Commission on August 24. This credit agreement provides the Company with $200 million of total available credit with a five-year term, including a senior secured revolving credit facility of $150 million and a $50 million term loan.

Dotomi's results of operations were included in ValueClick's consolidated and Media segment results beginning on August 31, 2011.

Share Repurchase Program Update
During the quarter, the Company repurchased 4.3 million shares of its common stock for a total cost of $63.1 million. Year to date, ValueClick has repurchased 7.0 million shares of its common stock for a total cost of $102.2 million. As of today, ValueClick's share repurchase program authorization is $83.4 million.

Business Outlook
Today, ValueClick is announcing guidance for the fourth quarter of 2011:

Guidance
Revenue	$173-$179 million
Adjusted-EBITDA	$55-$59 million
Mid-Point Adjusted-EBITDA Margin	32.4%
Non-GAAP diluted net income per common share	$0.39-$0.41

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase from fourth quarter 2010 reported revenue levels:

●	Affiliate Marketing:	up high single-digits
●	Media:	up over 100 percent on a reported basis, up high teens to low twenties excluding the impact of acquisitions
●	Owned & Operated:	down low double-digits
●	Technology:	up mid teens

"Given the tremendous growth opportunities and higher margin profiles of our other three segments, we believe the time is right to proactively scale down some of the lower-margin businesses within the Owned & Operated segment that rely on paid traffic and search monetization, and this is reflected in our fourth quarter expectations," said John Pitstick, chief financial officer of ValueClick. "We will continue to focus on our higher-margin, organic traffic-based owned and operated properties, which complement our core marketing services offerings."

Fourth quarter 2011 guidance assumes stock-based compensation of $6.0 million, amortization of intangible assets of $9.0 million, net interest and other income of $0.0 million, a 38 percent effective tax rate, and 84 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the third quarter, during a conference call and webcast on November 2 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through November 9 at (888) 203-1112 and (719) 457-0820 (pass code: 6490250). An archive of the webcast will also be available through November 9.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Dotomi, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the effects of recent acquisitions on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 28, 2011; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$98,687	$194,317
Marketable securities	—	3,000
Accounts receivable, net	106,154	86,738
Other current assets	24,044	18,470
Total current assets	228,885	302,525

Note receivable, less current portion	30,112	31,267
Property and equipment, net	19,896	12,414
Goodwill	438,661	183,218
Intangible assets, net	123,008	33,525
Other assets	14,069	50,618
TOTAL ASSETS	$854,631	$613,567

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$—
Other current liabilities	110,148	103,258
Borrowings under credit facility, less current	135,000	—
Other non-current liabilities	23,220	37,668
Total liabilities	278,368	140,926
Total stockholders' equity	576,263	472,641
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$854,631	$613,567

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Revenue	$135,988	$106,768
Cost of revenue	45,736	28,502
Gross profit	90,252	78,266
Operating expenses:
Sales and marketing (Note 1)	28,578	29,351
General and administrative (Note 1)	15,144	12,331
Technology (Note 1)	12,649	8,897
Amortization of intangible assets acquired in business combinations	6,419	5,376
Total operating expenses	62,790	55,955
Income from operations	27,462	22,311
Interest and other income (expense), net	2,167	(2,683)
Income before income taxes	29,629	19,628
Income tax benefit	(8,281)	(16,549)
Net income	$37,910	$36,177

Basic net income per common share	$0.47	$0.45
Diluted net income per common share	$0.47	$0.44
Weighted-average shares used to compute basic net income per common share	80,112	81,228
Weighted-average shares used to compute diluted net income per common share	81,277	81,814

Note 1 - Includes stock-based compensation as follows:
	Three-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Sales and marketing	$826	$257
General and administrative	2,077	1,261
Technology	812	163
Total stock-based compensation	$3,715	$1,681

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Nine-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Revenue	$377,561	$302,051
Cost of revenue	118,711	81,347
Gross profit	258,850	220,704
Operating expenses:
Sales and marketing (Note 1)	85,995	80,963
General and administrative (Note 1)	41,229	39,517
Technology (Note 1)	33,668	25,123
Amortization of intangible assets acquired in business combinations	17,454	15,278
Total operating expenses	178,346	160,881
Income from operations	80,504	59,823
Interest and other income, net	3,232	313
Income before income taxes	83,736	60,136
Income tax expense	11,983	594
Income from continuing operations	71,753	59,542
Loss from discontinued operations, net of tax	—	(134)
Gain on sale, net of tax	—	10,040
Net income	$71,753	$69,448

Basic income from continuing operations per common share	$0.90	$0.73
Diluted income from continuing operations per common share	$0.89	$0.72
Basic net income per common share	$0.90	$0.85
Diluted net income per common share	$0.89	$0.84
Weighted-average shares used to compute basic net income per common share	79,924	81,884
Weighted-average shares used to compute diluted net income per common share	80,992	82,501

Note 1 - Includes stock-based compensation as follows:
	Nine-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Sales and marketing	$1,645	$917
General and administrative	5,166	4,358
Technology	1,435	563
Total stock-based compensation	$8,246	$5,838

VALUECLICK, INC.
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Net income	$37,910	$36,177
Interest and other (income) expense, net	(2,167)	2,683
Provision for income tax	(8,281)	(16,549)
Amortization of intangible assets acquired in business combinations	6,419	5,376
Depreciation and leasehold amortization	2,036	1,664
Stock-based compensation	3,715	1,681
Acquisition-related costs	412	—
Adjusted-EBITDA	$40,044	$31,032

	Nine-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Income from continuing operations	$71,753	$59,542
Interest and other income, net	(3,232)	(313)
Provision for income tax	11,983	594
Amortization of intangible assets acquired in business combinations	17,454	15,278
Depreciation and leasehold amortization	5,552	4,878
Stock-based compensation	8,246	5,838
Acquisition-related costs	412	—
Adjusted-EBITDA	$112,168	$85,817

Note 1 - “Adjusted-EBITDA” (GAAP income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation expenses, and acquisition-related costs) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and marketable securities, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
Net income	$37,910	$36,177
Stock-based compensation	3,715	1,681
Amortization of intangible assets acquired in business combinations	6,419	5,376
Tax impact of above items	(3,609)	(2,818)
Non-GAAP net income	$44,435	$40,416
Non-GAAP diluted net income per common share	$0.55	$0.49
Weighted-average shares used to compute non-GAAP diluted net income per common share	81,277	81,814

	Nine-month Period
	Ended September 30,
	2011	2010
	(Unaudited)
GAAP income from continuing operations	$71,753	$59,542
Stock-based compensation	8,246	5,838
Amortization of intangible assets acquired in business combinations	17,454	15,278
Tax impact of above items	(9,684)	(8,264)
Non-GAAP net income	$87,769	$72,394
Non-GAAP diluted net income per common share	$1.08	$0.88
Weighted-average shares used to compute non-GAAP diluted net income per common share	80,992	82,501

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted income from continuing operations per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$32,525	$29,841	$99,615	$87,938
Cost of revenue	4,260	4,111	12,898	12,548
Gross profit	28,265	25,730	86,717	75,390
Operating expenses	9,457	9,190	28,304	27,527
Segment income from operations	$18,808	$16,540	$58,413	$47,863
Media:
Revenue	$52,714	$33,321	$131,902	$95,761
Cost of revenue	26,104	18,239	68,899	51,000
Gross profit	26,610	15,082	63,003	44,761
Operating expenses	15,752	7,257	35,289	21,704
Segment income from operations	$10,858	$7,825	$27,714	$23,057
Owned & Operated Websites:
Revenue	$40,460	$35,913	$118,961	$95,796
Cost of revenue	14,452	5,473	34,482	15,990
Gross profit	26,008	30,440	84,479	79,806
Operating expenses	17,830	23,307	60,359	62,279
Segment income from operations	$8,178	$7,133	$24,120	$17,527
Technology:
Revenue	$10,399	$7,901	$27,572	$23,405
Cost of revenue	999	826	2,805	2,451
Gross profit	9,400	7,075	24,767	20,954
Operating expenses	3,357	2,887	9,865	8,903
Segment income from operations	$6,043	$4,188	$14,902	$12,051
Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$43,887	$35,686	$125,149	$100,498
Corporate expenses	(6,291)	(6,318)	(18,945)	(19,559)
Stock-based compensation	(3,715)	(1,681)	(8,246)	(5,838)
Amortization of intangible assets	(6,419)	(5,376)	(17,454)	(15,278)
Consolidated income from operations	$27,462	$22,311	$80,504	$59,823
Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$32,525	$29,841	$99,615	$87,938
Media	52,714	33,321	131,902	95,761
Owned & Operated Websites	40,460	35,913	118,961	95,796
Technology	10,399	7,901	27,572	23,405
Inter-segment eliminations	(110)	(208)	(489)	(849)
Consolidated revenue	$135,988	$106,768	$377,561	$302,051